                                                                    EXHIBIT 99.1


                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

            --------------------------------------------------------
                          American Express Master Trust
            --------------------------------------------------------



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement dated as of June 30, 1992 (as Amended, the "Agreement"), as supplemented by the Series Supplements, amongst TRS, American Express Receivables Financing Corporation ("RFC"), American Express Centurion Bank ("AECB") as Transferor, and The Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement as applicable; provided, that the "preceding Due Period" shall mean the Due Period immediately preceding the calendar month in which this Certificate is delivered. This certificate is delivered pursuant to subsection 3.04 (c) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate  relates to the  Distribution
     Date occurring on September 15, 2003 and related due period from July 29, 2003 through August 27, 2003.


A.   Information Regarding the American Express Master Trust

1.   Trust Principal Component as of the
     end of the preceding Due Period.....                   $6,280,486,460.42

2.   Aggregate Invested Amounts as of the end of the
     preceding Due Period.....                              $3,020,163,018.00

3.   Transferor Amount as of the end of the
     preceding Due Period.....                              $3,260,323,442.42

4.(a)Transferor Percentage as of the
     end of the second preceding Due Period                          36.1880%

4.(b)Transferor Percentage as of the end of the
     preceding Due Period.....                                       51.9120%

5.   Aggregate Excess Principal Collections for the
     preceding Due Period.....                              $3,415,035,389.55

6.   Aggregate Principal Shortfalls for the
     preceding Due Period.....                                $160,417,452.40

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

B. Information Regarding Performance of the American Express Master Trust Receivable Pool

1.   The aggregate Receivable balance as of

  (a)the beginning of the preceding Due Period was
     equal to.....                                          $6,538,518,284.17
  (b)the end of the preceding Due Period was
     equal to.....                                          $6,474,728,309.71

2.   The Yield Factor in effect
     for the preceding Due Period                                     3.0000%

3.   The aggregate amount of billed Receivables as of
     the beginning of the
     preceding Due Period was equal to.....                 $6,325,425,493.65

4.(a)The aggregate amount of Collections on Receivables,
     exclusive of recoveries for the preceding Due Period
     was equal to.....                                      $5,501,086,997.34

4.(b)The aggregate balance of Receivables deposited to
     the Collection Account Pursuant to Sections 2.04 (d)
     and 3.03 of the Agreement for the preceding
     Due Period was equal to.....                                       $0.00

5.   The aggregate amount of Principal Collections
     for the preceding Due Period was equal to.....         $5,336,054,387.42

6.   The aggregate amount of Yield Collections
     for the preceding Due Period was equal to.....           $165,032,609.92

7.   Gross Losses
     [The aggregate amount of Receivables for all Accounts
     which became Defaulted Accounts during the
     preceding Due Period] was equal to.....                   $21,191,867.47

8.   The aggregate amount of Recoveries for the preceding
     Due Period was equal to.....                               $5,050,593.50

9.(a)Net Losses[Gross Losses, less Recoveries]
     for the preceding Due Period
     was equal to.....                                         $16,141,273.97

9.(b)The Default Amount [Net Losses, times
     (1 minus the Yield Factor)]
     for the preceding Due Period
     was equal to.....                                         $15,657,035.75

10.  Delinquent Balances
     The aggregate amount of outstanding balances in the
     Accounts that was delinquent as of such Accounts' cycle
     billing date occurring during the
     preceding Due Period:
                                                            Aggregate Balance
  (a)  30-59 Days                                              $74,528,670.22
  (b)  60-89 Days                                              $26,665,517.36
  (c)  90-119 Days                                             $17,790,073.02
  (d)  120 days or more                                        $76,169,779.95

           Total                                              $195,154,040.55

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

C. Information Regarding Performance of the American Express Master Trust Receivable Pool (Percentage Basis)

1.   The aggregate amount of Charge Volume and Fees
     for the preceding Due Period.....                      $5,458,488,890.35

2.   Computed yield as a percentage of Charge Volume and
     Fees [Yield Collections for the preceding Due Period
     divided by the aggregate amount of Charge Volume and
     Fees for the preceding Due Period].....                          3.0234%

3.   Gross Losses as a Percentage of Charge
     Volume and Fees [Gross Losses,
     divided by the aggregate amount of Charge
     Volume and fees for the preceding Due Period].....               0.3882%

4.   Recovery rate [Recoveries, divided by the aggregate
     amount of Charge Volume and Fees
     for the preceding Due Period].....                               0.0925%

5.   Net Losses as a Percentage of Charge Volume and Fees
     [Net Losses, divided by the aggregate amount of Charge
     Volume and Fees for the preceding Due Period].....               0.2957%

6.   Computed Net Yield as a Percentage of Charge Volume
     and Fees [Yield Collections less Net Losses, divided
     by the aggregate amount of Charge Volume and Fees
     for the preceding Due Period].....                               2.7277%

7. Average Monthly Payment rate for the Due Period [Collections on Receivables, excluding Recoveries for the preceding Due Period, divided by the aggregate amount of billed Receivables as of
     the beginning of the preceding Due Period].....                 86.9679%

8.   Receivable turnover rate
     Charge Volume and Fees for the previous twelve Due Periods divided by the arithmetic average of month-end Receivable
     balances for the previous twelve Due Periods, including the
     Receivable balance at the beginning of such twelve month
     period                                                           9.9795%

9.   Delinquency rates
     [The aggregate amount of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing date occurring during the preceding Due Period, divided by the aggregate amount of outstanding balances for all Accounts as of such Accounts' cycle billing date occurring during the preceding Due Period]:


  (a)  30-59 Days                                                     1.1901%
  (b)  60-89 Days                                                     0.4258%
  (c)  90-119 Days                                                    0.2841%
  (d)  120 or More Days                                               1.2163%

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.


D.   Information Regarding the Privileged Assets Program

1.   Estimated Trust Privileged Assets Billed Amounts
     for the second preceding Due Period.....                  $16,551,998.00

2.   Privileged Assets Applied Dilution Factor for the
     second preceding Due Period.....                               31.21553%

3.   Privileged Assets Calculated Amount for the
     preceding Due Period.....                                  $5,011,790.00

4.   Trust Principal Component as of the end of the
     preceding Due Period (reduced by the Privileged
     Assets Calculated Amount for the preceding
     Due Period).....                                       $6,275,474,671.00

5.   Minimum Trust Principal Component.....                 $4,348,200,000.00

6.   Transferor Amount (reduced by the Privileged Assets
     Calculated Amount for the preceding Due Period) as
     of the end of the preceding
     Due Period.....                                        $3,255,311,653.00

7.   The Trust Principal Component as of the end of the
     preceding Due Period (reduced by the privileged
     Assets Calculated Amount for the preceding Due Period)
     [Item 4] was not less than the Minimum Trust
     Principal Component [Item 5].                                       Yes

8.   Transferor Amount (reduced by the Privileged Assets
     Calculated Amount for the preceding Due Period) [Item 6]
     as a percentage of the Trust Principal Component
     (reduced by the Privileged Assets Calculated Amount
     for the preceding Due Period) [Item 4].                          51.87%

9.   The Transferor Amount (reduced by the Privileged Assets
     Calculated Amount for the preceding Due Period) [Item 6]
     was not less than 3.0% of the Trust Principal
     Component (reduced by the Privileged Assets Calculated
     Amount for the preceding Due Period)
     [Item 4].....                                                        Yes

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

10.  Estimated Trust Privileged Assets Billed Amounts
     for the second Preceding Due Period [Item 1] as a
     percentage of Trust Principal Component for the
     preceding Due Period (as reduced) [Item 4].....                  0.2640%

11.  Item 10 does not exceed 1% at the same time as
     Item 8 is not less than 17%.                                         Yes

12.  Average of the Privileged Assets Monthly Payment Rates
     for the 6 month period ending on the last
     day of the second preceding Due Period.                        89.69323%

13.  Trust Average Monthly Payment Rate for the preceding
     Due Period.                                                     86.0732%

14.  110% of Item 13.....                                            94.6805%

15.  Item 12 is not less than Item 14                                      No

16.  Item 8 is not less than 17%                                          Yes

     IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 5th day of September, 2003.




                                               American Express Travel
                                               Related Services Company, Inc.
                                               Servicer,

                                               By:    /s/ Robin Flanagan
                                                      ------------------
                                               Name:  Robin Flanagan
                                               Title: Director
                                                      Global External Reporting

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             -------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 1994-3 Certificates


A.   Information Regarding American Express Master Trust Series
     1994-3 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                             5.0054%

2.   Fixed Allocation Percentage.....                                 0.0000%

3.(a)Additional Amounts pursuant to
     Section 4.03(c)(ii) treated as
     Yield Collections.....                                             $0.00

3.(b)Additional Amounts pursuant to
     Section 4.03(c)(ii) treated as
     Principal Collections.....                                         $0.00

4.   The amount of Yield Collections allocable to Series
     1994-3 [Floating Allocation
     Percentage, times Yield Collections].....                  $8,260,534.26

5. The amount of Principal Collections allocable to Series 1994-3:

  (a)During the Revolving Period [Floating
     Allocation Percentage times Principal
     Collections], treated as Excess Principal
     Collections.....                                         $267,090,607.71

  (b)During the Accumulation Period or an
     Amortization Period [Fixed
     Allocation Percentage, times Principal
     Collections].....                                                  $0.00

6.   The Investor Default Amount allocable to
     Series 1994-3 [Floating Allocation
     Percentage, times Default Amount].....                       $783,696.51

B.   Information Regarding the Application of Funds on
     Deposit in the Collection Account for the Series 1994-3 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 7.8500%                         $1,962,500.00

2.   Class B Monthly Interest                                     $115,674.60

3.   Investor Monthly Servicing Fee                               $529,100.53

4.   Reimbursement of Class A Investor Charge offs                      $0.00

5.   Investor Default Amount                                      $783,696.51

6.   Unpaid Class B Interest                                            $0.00

7.   Reimbursement of Class B Investor Charge offs                      $0.00

8.   Excess Yield Collections                                   $4,869,562.62

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             ------------------------------------------------------


C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 1994-3 Certificates

1.   Class A Monthly Principal deposited to the Collection
     Account for distribution to Class A Certificateholders             $0.00

2.   Class B Monthly Principal deposited to the Collection
     Account for distribution to Class B Certificateholders             $0.00

3.   Series 1994-3 Principal Shortfalls                                 $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 1994-3 Collection Account
     for distribution to Certificateholders                             $0.00

5.   Excess Principal Collections allocable to other
     Series                                                   $267,874,304.22

D.   Information Regarding the Series 1994-3 Class A
     Interest Funding Account

1.   Beginning Balance                                          $9,812,500.00

2.   Deposit from Collection Account                            $1,962,500.00

3.   Withdrawal to Class A Certificateholders, if any          $11,775,000.00

4.   Ending Balance                                                     $0.00

E.   Information Regarding the Series 1994-3 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest previously
     due but not deposited in the Class A Interest Funding
     Account on a prior Distribution Date.....                          $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest amounts
     that were due but not paid on a previous Interest
     Payment Date or Special Payment Date.....                          $0.00

3.   The amount of any Class B Monthly Interest previously
     due but not distributed to Class B Certificateholders
     on a prior Distribution Date.....                                  $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Distribution Date.....                               $0.00

             -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             -------------------------------------------------------


F.   Information Regarding Series 1994-3 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                              $300,000,000.00

2.   Class B Certificate Balance                               $17,460,317.00

3.   Class A Invested Amount                                  $300,000,000.00

4.   Class B Invested Amount                                   $17,460,317.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                             $0.00

6.   Class B Investor Charge Offs for the Preceding Due
     Period                                                             $0.00

7.   Unreimbursed Class A Investor Charge Offs                          $0.00

8.   Unreimbursed Class B Investor Charge Offs                          $0.00


G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                               $11,775,000.00

2.   Class A interest distributions                            $11,775,000.00

3.   Class A principal distributions                                    $0.00

4.   Total Class B distributions                                  $115,674.60

5.   Class B interest distributions                               $115,674.60

6.   Class B principal distributions                                    $0.00


H.   The Series 1994-3 Factors

1.   The Series 1994-3 Class A Factor for the preceding Record Date
     [which represents the ratio of the amount of the
     Class A Invested Amount as of such Record Date
     (adjusted after taking into account any reduction
     in the Class A Invested Amount that will occur on the
     following distribution date) to the Initial Class A
     Invested Amount] (rounded to seven decimal places).....       1.0000000%

2.   The Series 1994-3 Class B Factor for the preceding Record Date
     [which represents the ratio of the amount of the
     Class B Invested Amount as of such Record Date
     (adjusted after taking into account any reduction
     in the Class B Invested Amount that will occur on the
     following Distribution Date) to the Initial Class B
     Invested Amount] (rounded to seven decimal places).....       1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-3 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 5th day of September, 2003.




                                    American Express
                                    Travel Related Services Company,Inc.
                                    Servicer,

                                    By:  /s/ Robin Flanagan
                                         ------------------
                                         Robin Flanagan
                                         Director
                                         Global External Reporting

             -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
             -------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 1996-1 Certificates


A.   Information Regarding American Express Master Trust Series
     1996-1 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                            16.1931%

2.   Fixed Allocation Percentage.....                                16.1931%

3.(a)Additional Amounts pursuant to
     Section 4.03(c)(ii) treated as
     Yield Collections.....                                             $0.00

3.(b)Additional Amounts pursuant to
     Section 4.03(c)(ii) treated as
     Principal Collections.....                                         $0.00

4.   The amount of Yield Collections allocable to
     Series 1996-1 [Floating Allocation
     Percentage, times Yield Collections].....                 $26,723,944.65

5. The amount of Principal Collections allocable to Series 1996-1:

  (a)During the Revolving Period [Floating
     Allocation Percentage times Principal
     Collections], treated as Excess Principal
     Collections.....                                                   $0.00

  (b)During the Accumulation Period or an
     Amortization Period [Fixed
     Allocation Percentage, times Principal
     Collections].....                                        $864,074,210.49

6.   The Investor Default Amount allocable to
     Series 1996-1 [Floating Allocation
     Percentage, times Default Amount].....                     $2,535,364.11

B.   Information Regarding the Application of Funds on
     Deposit in the Collection Account for the Series 1996-1 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 1.2600%                         $1,030,750.00

2.   Class B Monthly Interest                                     $468,581.08

3.   Investor Monthly Servicing Fee                             $1,711,711.71

4.   Reimbursement of Class A Investor Charge offs                      $0.00

5.   Investor Default Amount                                    $2,535,364.11

6.   Unpaid Class B Interest                                            $0.00

7.   Reimbursement of Class B Investor Charge offs                      $0.00

8.   Excess Yield Collections                                  $20,977,537.75

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
             ------------------------------------------------------


C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 1996-1 Certificates

1.   Class A Monthly Principal deposited to the
     Collection Account for distribution to
     Class A Certificateholders                               $950,000,000.00

2.   Class B Monthly Principal deposited to the
     Collection Account for distribution to
     Class B Certificateholders                                $77,027,027.00

3.   Series 1996-1 Principal Shortfalls                       $160,417,452.40

4.   Excess Principal Collections allocable from other
     Series deposited to the Series 1996-1 Collection
     Account for distribution to Certificateholders           $160,417,452.40

5.   Excess Principal Collections allocable to other
     Series                                                             $0.00

D.   Information Regarding the Series 1996-1 Class A
     Interest Funding Account

1.   Beginning Balance                                                  $0.00

2.   Deposit from Collection Account                            $1,030,750.00

3.   Withdrawal to Class A Certificateholders, if any           $1,030,750.00

4.   Ending Balance                                                     $0.00

E. Information Regarding the Series 1996-1 Accrued and Unpaid Amounts

1.   The amount of any Class A Monthly Interest previously
     due but not deposited in the Class A Interest
     Funding Account on a prior Distribution Date.....                  $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest amounts
     that were due but not paid on a previous Interest
     Payment Date or Special Payment Date.....                          $0.00

3.   The amount of any Class B Monthly Interest previously
     due but not distributed to Class B Certificateholders
     on a prior Distribution Date.....                                  $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest amounts
     that were due but not paid on a previous
     Distribution Date.....                                             $0.00

             -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
             -------------------------------------------------------


F.   Information Regarding Series 1996-1 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                              $950,000,000.00

2.   Class B Certificate Balance                               $77,027,027.00

3.   Class A Invested Amount                                  $950,000,000.00

4.   Class B Invested Amount                                   $77,027,027.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                             $0.00

6.   Class B Investor Charge Offs for the Preceding Due
     Period                                                             $0.00

7.   Unreimbursed Class A Investor Charge Offs                          $0.00

8.   Unreimbursed Class B Investor Charge Offs                          $0.00


G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                              $951,030,750.00

2.   Class A interest distributions                             $1,030,750.00

3.   Class A principal distributions                          $950,000,000.00

4.   Total Class B distributions                               $77,495,608.08

5.   Class B interest distributions                               $468,581.08

6.   Class B principal distributions                           $77,027,027.00


H.   The Series 1996-1 Factors

1.   The Series 1996-1 Class A Factor for the preceding
     Record Date [which represents the ratio of the amount of
     the Class A Invested Amount as of such Record
     Date (adjusted after taking into account any
     reduction in the Class A Invested Amount that
     will occur on the following distribution date)
     to the Initial Class A Invested Amount] (rounded
     to seven decimal places).....                                 0.0000000%

2.   The Series 1996-1 Class B Factor for the preceding
     Record Date [which represents the ratio of the amount
     of the Class B Invested Amount as of such Record Date
     (adjusted after taking into account any reduction in
     the Class B Invested Amount that will occur on
     Distribution Date) to the Initial
     Class B Invested Amount] (rounded to seven
     decimal places).....                                          0.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
             -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1996-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 5th day of September, 2003.




                                        American Express
                                        Travel Related Services Company,Inc.
                                        Servicer,

                                        By: /s/ Robin Flanagan
                                            ------------------
                                            Robin Flanagan
                                            Director
                                            Global External Reporting

             -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2001-1
             -------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 2001-1 Certificates


A.   Information Regarding American Express Master Trust Series
     2001-1 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                            12.7840%

2.   Fixed Allocation Percentage.....                                 0.0000%

3.(a)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Yield Collections.....                                  $0.00

3.(b)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Principal Collections.....                              $0.00

4.   The amount of Yield Collections allocable to Series
     2001-1 [Floating Allocation
     Percentage, times Yield Collections].....                 $21,097,851.02

5. The amount of Principal Collections allocable to Series 2001-1:

  (a)During the Revolving Period [Floating
     Allocation Percentage times Principal
     Collections], treated as Excess Principal
     Collections.....                                         $682,163,849.72

  (b)During the Accumulation Period or an
     Amortization Period [Fixed
     Allocation Percentage, times Principal
     Collections].....                                                  $0.00

6.   The Investor Default Amount allocable to
     Series 2001-1 [Floating Allocation
     Percentage, times Default Amount].....                     $2,001,603.25

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 2001-1 Certificates, pursuant to
     Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 1.2000%                           $775,000.00

2.   Class B Monthly Interest                                      $80,118.24

3.   Investor Monthly Servicing Fee                             $1,351,351.35

4.   Reimbursement of Class A Investor Charge offs                      $0.00

5.   Investor Default Amount                                    $2,001,603.25

6.   Unpaid Class B Interes                                             $0.00

7.   Reimbursement of Class B Investor Charge offs                      $0.00

8.   Funding of Reserve Account                                         $0.00

9.   Excess Yield Collections                                  $16,889,778.18

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2001-1
             ------------------------------------------------------


C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 2001-1 Certificates

1.   Class A Monthly Principal deposited to the Collection Account
     for distribution to Class A Certificateholders                     $0.00

2.   Class B Monthly Principal deposited to the Collection Account
     for distribution to Class B Certificateholders                     $0.00

3.   Series 2001-1 Principal Shortfalls                                 $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 2001-1 Collection Account
     for distribution to Certificateholders                             $0.00

5.   Excess Principal Collections allocable to other
     Series                                                   $684,165,452.97

D.   Information Regarding the Series 2001-1 Class A
     Interest Funding Account

1.   Beginning Balance                                                  $0.00

2.   Deposit from Collection Account                              $775,000.00

3.   Withdrawal to Class A Certificateholders, if any             $775,000.00

4.   Ending Balance                                                     $0.00

E.   Information Regarding the Series 2001-1 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest previously
     due but not deposited in the Class A Interest Funding
     Account on a prior Distribution Date.....                          $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest amounts
     that were due but not paid on a previous Interest
     Payment Date or Special Payment Date.....                          $0.00

3.   The amount of any Class B Monthly Interest previously
     due but not distributed to Class B Certificateholders
     on a prior Distribution Date.....                                  $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest amounts
     that were due but not paid on a previous
     Distribution Date.....                                             $0.00

             -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2001-1
             -------------------------------------------------------


F.   Information Regarding Series 2001-1 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                              $750,000,000.00

2.   Class B Certificate Balance                               $60,810,810.00

3.   Class A Invested Amount                                  $750,000,000.00

4.   Class B Invested Amount                                   $60,810,810.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                             $0.00

6.   Class B Investor Charge Offs for the Preceding Due
     Period                                                             $0.00

7.   Unreimbursed Class A Investor Charge Offs                          $0.00

8.   Unreimbursed Class B Investor Charge Offs                          $0.00


G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                                  $775,000.00

2.   Class A interest distributions                               $775,000.00

3.   Class A principal distributions                                    $0.00

4.   Total Class B distributions                                   $80,118.24

5.   Class B interest distributions                                $80,118.24

6.   Class B principal distributions                                    $0.00


H.   The Series 2001-1 Factors

1.   The Series 2001-1 Class A Factor for the preceding
     Record Date [which represents the ratio of the
     amount of the Class A Invested Amount as of such
     Record Date (adjusted after taking into account any
     reduction in the Class A Invested Amount that will
     occur on the following distribution date) to the
     Initial Class A Invested Amount] (rounded to seven
     decimal places).....                                          1.0000000%

2.   The Series 2001-1 Class B Factor for the preceding
     Record Date [which represents the ratio of the amount
     of the Class B Invested Amount as of
     such Record Date (adjusted after taking into
     account any reduction in the Class B Invested Amount
     that will occur on the following Distribution Date)
     to the Initial Class B Invested Amount] (rounded to
     seven decimal places).....                                    1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2001-1
             -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 2001-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 5th day of September, 2003.




                                          American Express
                                          Travel Related Services Company,Inc.
                                          Servicer,

                                          By:/s/ Robin Flanagan
                                             ------------------
                                             Robin Flanagan
                                             Director
                                             Global External Reporting

             -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-1
             -------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 2002-1 Certificates


A.   Information Regarding American Express Master Trust Series
     2002-1 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                            12.7840%

2.   Fixed Allocation Percentage.....                                 0.0000%

3.(a)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Yield Collections.....                                  $0.00

3.(b)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Principal Collections.....                              $0.00

4.   The amount of Yield Collections allocable to Series
     2002-1 [Floating Allocation
     Percentage, times Yield Collections].....                 $21,097,851.02

5.   The amount of Principal Collections allocable to Series
     2002-1:

  (a)During the Revolving Period [Floating
     Allocation Percentage times Principal
     Collections], treated as Excess Principal
     Collections.....                                         $682,163,849.72

  (b)During the Accumulation Period or an
     Amortization Period [Fixed
     Allocation Percentage, times Principal
     Collections].....                                                  $0.00

6.   The Investor Default Amount allocable to
     Series 2002-1 [Floating Allocation
     Percentage, times Default Amount].....                     $2,001,603.25

B.   Information Regarding the Application of Funds on
     Deposit in the Collection Account for the Series
     2002-1 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 1.1800%                           $762,083.33

2.   Class B Monthly Interest                                      $80,118.24

3.   Investor Monthly Servicing Fee                             $1,351,351.35

4.   Reimbursement of Class A Investor Charge offs                      $0.00

5.   Investor Default Amount                                    $2,001,603.25

6.   Unpaid Class B Interest                                            $0.00

7.   Reimbursement of Class B Investor Charge offs                      $0.00

8.   Funding of Reserve Account                                         $0.00

9.   Excess Yield Collections                                  $16,902,694.85

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-1
             ------------------------------------------------------


C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 2002-1 Certificates

1.   Class A Monthly Principal deposited to the Collection
     Account for distribution to Class A Certificateholders             $0.00

2.   Class B Monthly Principal deposited to the Collection
     Account for distribution to Class B Certificateholders             $0.00

3.   Series 2002-1 Principal Shortfalls                                 $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 2002-1 Collection Account
     for distribution to Certificateholders                             $0.00

5.   Excess Principal Collections allocable to other
     Series                                                   $684,165,452.97

D.   Information Regarding the Series 2002-1 Class A Interest
     Funding Account

1.   Beginning Balance                                                  $0.00

2.   Deposit from Collection Account                              $762,083.33

3.   Withdrawal to Class A Certificateholders, if any             $762,083.33

4.   Ending Balance                                                     $0.00

E.   Information Regarding the Series 2002-1 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest previously
     due but not deposited in the Class A Interest Funding
     Account on a prior Distribution Date.....                          $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest amounts
     that were due but not paid on a previous Interest
     Payment Date or Special Payment Date.....                          $0.00

3.   The amount of any Class B Monthly Interest previously
     due but not distributed to Class B
     Certificateholders on a prior
     Distribution Date.....                                             $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest amounts
     that were due but not paid on a previous
     Distribution Date.....                                             $0.00

             -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-1
             -------------------------------------------------------


F.   Information Regarding Series 2002-1 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                              $750,000,000.00

2.   Class B Certificate Balance                               $60,810,810.00

3.   Class A Invested Amount                                  $750,000,000.00

4.   Class B Invested Amount                                   $60,810,810.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                             $0.00

6.   Class B Investor Charge Offs for the Preceding Due
     Period                                                             $0.00

7.   Unreimbursed Class A Investor Charge Offs                          $0.00

8.   Unreimbursed Class B Investor Charge Offs                          $0.00


G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                                  $762,083.33

2.   Class A interest distributions                               $762,083.33

3.   Class A principal distributions                                    $0.00

4.   Total Class B distributions                                   $80,118.24

5.   Class B interest distributions                                $80,118.24

6.   Class B principal distributions                                    $0.00


H.   The Series 2002-1 Factors

1.   The Series 2002-1 Class A Factor for the preceding
     Record Date [which represents the ratio of the amount
     of the Class A Invested Amount as of such Record Date
     (adjusted after taking into account any reduction in
     the Class A Invested Amount that will occur on the
     following distribution date) to the Initial Class A
     Invested Amount] (rounded to seven decimal places).....       1.0000000%

2.   The Series 2002-1 Class B Factor for the preceding
     Record Date [which represents the ratio of the amount
     of the Class B Invested Amount as of such Record Date
     (adjusted after taking into account any reduction in
     the Class B Invested Amount that will occur on the
     following Distribution Date) to the Initial Class B
     Invested Amount] (rounded to seven decimal places).....       1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-1
             -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 2002-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 5th day of September, 2003.




                                        American Express
                                        Travel Related Services Company,Inc.
                                        Servicer,

                                        By: /s/ Robin Flanagan
                                            ------------------
                                            Robin Flanagan
                                            Director
                                            Global External Reporting

             -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             -------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 2002-2 Certificates


A.   Information Regarding American Express Master Trust Series
     2002-2 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                            17.0454%

2.   Fixed Allocation Percentage.....                                 0.0000%

3.(a)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Yield Collections.....                                  $0.00

3.(b)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Principal Collections.....                              $0.00

4.   The amount of Yield Collections allocable to Series
     2002-2 [Floating Allocation
     Percentage, times Yield Collections].....                 $28,130,468.06

5. The amount of Principal Collections allocable to Series 2002-2:

  (a)During the Revolving Period [Floating
     Allocation Percentage times Principal
     Collections], treated as Excess Principal
     Collections.....                                         $909,551,800.47

  (b)During the Accumulation Period or an
     Amortization Period [Fixed
     Allocation Percentage, times Principal
     Collections].....                                                  $0.00

6.   The Investor Default Amount allocable to
     Series 2002-2 [Floating Allocation
     Percentage, times Default Amount].....                     $2,668,804.33

B.   Information Regarding the Application of Funds on
     Deposit in the Collection Account for the Series
     2002-2 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 1.1600%                           $998,888.89

2.   Class B Monthly Interest                                     $108,918.92

3.   Investor Monthly Servicing Fee                             $1,801,801.80

4.   Reimbursement of Class A Investor Charge offs                      $0.00

5.   Investor Default Amount                                    $2,668,804.33

6.   Unpaid Class B Interest                                            $0.00

7.   Reimbursement of Class B Investor Charge offs                      $0.00

8.   Funding of Reserve Account                                         $0.00

9.   Excess Yield Collections                                  $22,552,054.12

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             ------------------------------------------------------


C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 2002-2 Certificates

1.   Class A Monthly Principal deposited to the Collection
     Account for distribution to Class A Certificateholders             $0.00

2.   Class B Monthly Principal deposited to the Collection
     Account for distribution to Class B Certificateholders             $0.00

3.   Series 2002-2 Principal Shortfalls                                 $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 2002-2 Collection Account
     for distribution to Certificateholders                             $0.00

5.   Excess Principal Collections allocable to other
     Series                                                   $912,220,604.80

D.   Information Regarding the Series 2002-2 Class A
     Interest Funding Account

1.   Beginning Balance                                                  $0.00

2.   Deposit from Collection Account                              $998,888.89

3.   Withdrawal to Class A Certificateholders, if any             $998,888.89

4.   Ending Balance                                                     $0.00

E.   Information Regarding the Series 2002-2 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest previously
     due but not deposited in the Class A Interest Funding
     Account on a prior Distribution Date.....                          $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest amounts
     that were due but not paid on a
     previous Interest Payment Date or
     Special Payment Date.....                                          $0.00

3.   The amount of any Class B Monthly Interest previously
     due but not distributed to Class B Certificateholders
     on a prior Distribution Date.....                                  $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest amounts that were due
     but not paid on a previous Distribution Date.....                  $0.00

             -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             -------------------------------------------------------


F.   Information Regarding Series 2002-2 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                            $1,000,000,000.00

2.   Class B Certificate Balance                               $81,081,081.00

3.   Class A Invested Amount                                $1,000,000,000.00

4.   Class B Invested Amount                                   $81,081,081.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                             $0.00

6.   Class B Investor Charge Offs for the Preceding Due
     Period                                                             $0.00

7.   Unreimbursed Class A Investor Charge Offs                          $0.00

8.   Unreimbursed Class B Investor Charge Offs                          $0.00


G.   Information Regarding the Current Monthly Distribution To
     Class A and Class B Certificateholders

1.   Total Class A distributions                                  $998,888.89

2.   Class A interest distributions                               $998,888.89

3.   Class A principal distributions                                    $0.00

4.   Total Class B distributions                                  $108,918.92

5.   Class B interest distributions                               $108,918.92

6.   Class B principal distributions                                    $0.00


H.   The Series 2002-2 Factors

1.   The Series 2002-2 Class A Factor for the preceding
     Record Date [which represents the ratio of the amount
     of the Class A Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class A
     Invested Amount that will occur on the following
     distribution date) to the Initial Class A
     Invested Amount] (rounded to seven decimal places).....       1.0000000%

2.   The Series 2002-2 Class B Factor for the preceding
     Record Date [which represents the ratio of the amount
     of the Class B Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class B
     Invested Amount that will occur on the following
     Distribution Date) to the Initial Class B
     Invested Amount] (rounded to seven decimal places).....       1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 2002-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 5th day of September, 2003.




                                           American Express
                                           Travel Related Services Company,Inc.
                                           Servicer,

                                           By:  /s/ Robin Flanagan
                                                -------------------------
                                                Robin Flanagan
                                                Director
                                                Global External Reporting